                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 20, 2008

                         NATIONAL BEEF PACKING COMPANY, LLC
                          (Exact Name of Registrant As
                            Specified in Its Charter)

        Delaware                   333-111407                48-1129505
(State or other jurisdiction  (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)

               12200 North Ambassador Drive, Kansas City, MO 64163
              (Address of Principal Executive Office and Zip Code)

       Registrant's telephone number, including area code: (800) 449-2333

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a- 12 under the Exchange Act
       (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

     On October 20, 2008, National Beef Packing Company, LLC (the "Company")
and its majority owner, U.S. Premium Beef, LLC ("USPB"),  jointly issued a press release  confirming  that the United States  Department  of Justice  ("DOJ") had filed a civil  antitrust  suit  in the  U.S.  District  Court  for the  Northern
District of Illinois to enjoin JBS S.A.'s  proposed  acquisition of the Company.
USPB and the Company plan to vigorously  contest the DOJ's attempt to block this transaction.  A copy of the press  release is included in Exhibit 99.1  attached hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

         (d) Exhibits. The following exhibits are filed pursuant to Item 9.01.

         99.1  Press Release dated October 20, 2008.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        National Beef Packing Company, LLC
Date:  October 21, 2008

                                        By: /s/ Jay D. Nielsen
                                            ---------------------------------------
                                            Jay D. Nielsen, Chief Financial Officer